Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc. 950 Third Avenue, 5th Floor New York, NY 10022

CONTACTS:	Donna Granato Director, Finance & Investor Relations 646-429-1809 dgranato@mdc-partners.com

MDC PARTNERS INC. REPORTS STRONG RESULTS FOR THE THREE
MONTHS AND YEAR ENDED DECEMBER 31, 2006

QUARTER HIGHLIGHTS:	Revenues up 22% to $124 million Organic revenue growth of 17% $10 million Net New Business MDC EBITDA up 57% to $15 million Cash EPS up 86% to $0.39

ANNUAL HIGHLIGHTS:	Revenues up 17% to $424 million Organic revenue growth of 11% $75 million Net New Business MDC EBITDA up 40% to $36 million Cash EPS up 35% to $1.16

NEW YORK, NEW YORK (March 8, 2007) - MDC Partners Inc. (“MDC Partners” or the “Company”) today announced its financial results for the periods ended December 31, 2006.

Consolidated revenues for the three months ended December 31, 2006 were $124.3 million, an increase of 21.5% compared to $102.3 million in the same period of 2005. Operating income for the fourth quarter of 2006 was $8.0 million versus $8.6 million reported for the fourth quarter of 2005. Operating income included non-cash impairment charges of $6.3 million and $0.5 million in 2006 and 2005, respectively. Net loss from continuing operations for the quarter ended December 31, 2006 was ($6.5) million versus a loss of ($3.3) million for the same period in 2005. Diluted loss per share from continuing operations for the fourth quarter of 2006 was ($0.27) compared to ($0.14) last year.

MDC Partners’ share of EBITDA (as defined) increased 56.9% to $15.1 million in the fourth quarter of 2006 compared with $9.6 million in the fourth quarter of 2005. Cash earnings per share from continuing operations (as defined) for the fourth quarter of 2006 increased 85.7% to $0.39 compared with $0.21 in the fourth quarter of 2005.

“We are extremely pleased with the strong performance delivered by our businesses during the fourth quarter that resulted in annual results ahead of our expectations,” said Miles S. Nadal, Chairman & CEO of MDC Partners.

Consolidated revenues for the twelve months ended December 31, 2006 were $423.7 million, an increase of 16.6% compared to $363.4 million in the same period of 2005. Operating income for the year ended 2006 was $13.3 million versus $20.0 million reported in 2005. Included in operating income were non-cash impairment charges of $6.3 million and $0.5 million for 2006 and 2005, respectively. Non-cash stock based compensation included in operating income was $8.4 million and $3.3 million for 2006 and 2005, respectively. Net loss from continuing operations for the twelve months ended December 31, 2006 was ($14.8) million versus ($8.1) million for the same period in 2005. Diluted loss per share from continuing operations for 2006 was ($0.62) compared to ($0.35) last year.

MDC Partners’ share of EBITDA (as defined) for the year ended 2006 increased 40.3% to $36.0 million from $25.6 million in 2005. Cash earnings per share from continuing operations (as defined) was up 34.9% to $1.16 for 2006, from $0.86 in 2005.

Cash flow was strong and resulted in debt repayment of $28.5 million for the year. Outstanding borrowings under our credit facility were $45.0 million at the end of the year, down from $73.5 million at year end 2005.

“Our Partner firms have had robust revenue and EBITDA growth. Combined with a reduction of MDC’s corporate expenditures, this has resulted in improved operating results and debt reduction,” said Steven Berns, President and Chief Financial Officer.

The Company will provide significant additional details on its operations and financial results on its conference call (see details below).

Conference Call

Management will host a conference call today at 4:15 p.m. (EST) to discuss our quarter and year end results. The conference call will be accessible by dialing 1-416-644-3425 or toll free 1-800-732-9303. An investor presentation has been posted on our website www.mdc-partners.com and will be referred to during the conference call.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications services to clients in the United States, Canada, Mexico and the United Kingdom. Through its partnership of entrepreneurial firms it provides advertising, specialized communication and consulting services to clients. MDC Partners Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's growth. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA (as defined) for the three and twelve months ended December 31, 2006 and December 31, 2005; and (2) presenting Cash Earnings per Share from Continuing Operations (as defined) for the three and twelve months ended December 31, 2006 and 2005. Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with effects of national and regional economic conditions;

•	the Company’s ability to attract new clients and retain existing clients;

•	the financial success of the Company’s clients;

•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option rights;

•	risks arising from identified significant deficiencies in internal control over financial reporting;

•	the Company’s ability to retain and attract key employees;

•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;

•	foreign currency fluctuations; and

•	risks arising from the Company’s historical option grant practices.

In addition to improving organic growth for its existing operations, the Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Revenue	$124,338	$102,320	$423,671	$363,362
Operating Expenses
Cost of services sold	69,009	56,631	246,799	211,811
Office and general expenses	34,851	30,150	132,523	107,976
Depreciation and amortization	6,162	6,468	24,757	23,143
Goodwill and intangible impairment	6,306	473	6,306	473
	116,328	93,722	410,385	343,403
Operating Income	8,010	8,598	13,286	19,959

Other Income (Expenses)
Gain (loss) on sale of assets, and other	59	(58)	1,756	558
Interest expense	(3,144)	(2,896)	(11,278)	(7,822)
Interest income	85	118	514	348
Income from Continuing Operations Before Income Taxes, Equity in Affiliates and Minority Interests	5,010	5,762	4,278	13,043

Income Taxes	4,272	3,011	2,561	1,335

Income from Continuing Operations Before Equity in Affiliates and Minority Interests	738	2,751	1,717	11,708
Equity in Earnings (Losses) of Affiliates	(462)	778	168	1,402
Minority Interests in Income of Consolidated Entities	(6,743)	(6,818)	(16,708)	(21,192)

Loss From Continuing Operations	(6,467)	(3,289)	(14,823)	(8,082)
Income (Loss) from Discontinued Operations	1,474	1,742	(18,716)	133
Net Loss	$(4,993)	$(1,547)	$(33,539)	$(7,949)

Income (Loss) Per Common Share
Basic:
Continuing Operations	$(0.27)	$(0.14)	$(0.62)	$(0.35)
Discontinued Operations	0.06	0.08	(0.78)	0.01
Net Loss	$(0.21)	$(0.06)	$(1.40)	$(0.34)

Diluted:
Continuing Operations	$(0.27)	$(0.14)	$(0.62)	$(0.35)
Discontinued Operations	0.06	0.08	(0.78)	0.01
Net Loss	$(0.21)	$(0.06)	$(1.40)	$(0.34)

Weighted Average Number of Common Shares:
Basic	23,934,901	23,734,913	23,875,286	23,298,795
Diluted	23,934,901	23,734,913	23,875,286	23,298,795

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2006

	Marketing Communications Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

Revenue	$70,065	$24,170	$30,102	-	$124,337

Operating Income (Loss) as Reported	$16,111	$1,083	$(2,343)	$(6,841)	$8,010

Add:
Depreciation and amortization	3,859	1,573	593	137	6,162
Stock-based compensation	391	6	1	982	1,380
Impairment charges	-	-	6,306	-	6,306

EBITDA *	20,361	2,662	4,557	(5,722)	21,858

Less: Minority Interests	(5,030)	(46)	(1,667)	-	(6,743)

MDC's Share of EBITDA**	$15,331	$2,616	$2,890	$(5,722)	$15,115

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2005

	Marketing Communications Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

Revenue	$58,911	$18,094	$25,315	-	$102,320

Operating Income (Loss) as Reported	$11,746	$688	$2,827	$(6,663)	$8,598

Add:
Depreciation and amortization	5,102	944	399	23	6,468
Stock-based compensation	497	13	-	400	910
Impairment charges	-	-	473	-	473

EBITDA*	17,345	1,645	3,699	(6,240)	16,449

Less: Minority Interests	(6,241)	(22)	(555)	-	(6,818)

MDC's Share of EBITDA**	$11,104	$1,623	$3,144	$(6,240)	$9,631

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2006

	Marketing Communications Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

Revenue	$241,481	$84,917	$97,273	-	$423,671

Operating Income (Loss) as Reported	$34,307	$1,964	$1,361	$(24,346)	$13,286

Add:
Depreciation and amortization	17,567	5,003	1,903	284	24,757
Stock-based compensation	1,010	24	2,339	4,988	8,361
Impairment charges	-	-	6,306	-	6,306

EBITDA *	52,884	6,991	11,909	(19,074)	52,710

Less: Minority Interests	(13,077)	(73)	(3,558)	-	(16,708)

MDC's Share of EBITDA**	$39,807	$6,918	$8,351	$(19,074)	$36,002

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2005

	Marketing Communications Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

Revenue	$203,944	$67,240	$92,178	-	$363,362

Operating Income (Loss) as Reported	$33,926	$1,322	$10,211	$(25,500)	$19,959

Add:
Depreciation and amortization	17,892	3,578	1,311	362	23,143
Stock-based compensation	519	81	-	2,672	3,272
Impairment charges	-	-	473	-	473

EBITDA*	52,337	4,981	11,995	(22,466)	46,847

Less: Minority Interests	(18,205)	(84)	(2,903)	-	(21,192)

MDC's Share of EBITDA**	$34,132	$4,897	$9,092	$(22,466)	$25,655

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

SCHEDULE 4

MDC PARTNERS INC.
RECONCILIATION OF LOSS FROM CONTINUING
OPERATIONS TO CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Loss from Continuing Operations	$(6,467)	$(3,289)	$(14,823)	$(8,082)
Depreciation, Amortization & Other	6,777	6,862	26,970	24,448
Stock-Based Compensation	1,380	910	8,361	3,272
Impairment Charges & Other	7,693	473	7,259	473
Cash Earnings	$9,383	$4,956	$27,767	$20,111

Diluted Shares	23,935	23,735	23,875	23,299

Cash EPS	$0.39	$0.21	$1.16	$0.86

SCHEDULE 5

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	December 31,	December 31,
	2006	2005
Assets
Current Assets:
Cash and cash equivalents	$6,591	$12,923
Accounts receivable, net	125,744	101,121
Expenditures billable to clients	28,077	7,838
Prepaid expenses	4,816	3,779
Other current assets	1,248	356
Total Current Assets	166,476	126,017

Fixed assets	44,425	34,241
Investment in affiliates	2,058	10,929
Goodwill	203,693	195,026
Other intangible assets	48,933	57,139
Deferred tax assets	13,332	14,398
Assets held for sale	-	59,017
Other assets	14,584	10,548
Total Assets	$493,501	$507,315

Liabilities and Shareholders' Equity
Current Liabilities:
Bank debt	$4,910	$3,739
Revolving credit facility	45,000	73,500
Accounts payable	90,588	56,982
Accrued and other liabilities	75,315	66,102
Advance billings, net	51,804	33,206
Current portion of long term debt	1,177	1,645
Deferred acquisition consideration	2,721	1,741
Total Current Liabilities	271,515	236,915

Long-term debt	5,754	5,571
Convertible notes	38,613	38,694
Liabilities related to assets held for sale	-	18,550
Other liabilities	5,512	7,937
Deferred tax liabilities	1,140	2,446
Total Liabilities	322,534	310,113

Minority Interests	46,553	44,484

Shareholders' Equity:
Common stock	184,699	178,590
Share capital to be issued	-	4,209
Additional paid in capital	26,216	20,028
Accumulated deficit	(86,614)	(53,075)
Stock subscription receivable	(643)	-
Accumulated other comprehensive income	756	2,966
Total Shareholders' Equity	124,414	152,718
Total Liabilities and Shareholders' Equity	$493,501	$507,315